Note 22 Memorandum item subordinated liabilities at amortized cost (Details) - EUR (€) € in Millions		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Subordinated liabilities at amortized cost [Line Items]
Subordinated deposits		€ 35	€ 24	€ 14
Subordinated certificates	[1]	15,832	12,485	14,794	€ 17,248
Compound convertible financial instruments		5,715	4,876	5,271
Other non convertible subordinated liabilities		10,117	7,609	9,523
Memorandum item subordinated liabilities at amortised cost		€ 15,867	€ 12,509	€ 14,808

[1]
(1) There were €35, €24 and €14 million of subordinated deposits as of December 31, 2023, 2022 and 2021, respectively (see Note 22.4). In addition, there were coupon payments on subordinated liabilities for €345, €313 and €359 million in 2023, 2022 and 2021, respectively. Appendix VI details the outstanding subordinated debt issued by their nominal value.